UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21636

First Trust/Aberdeen Global Opportunity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Global Opportunity Income Fund (FAM)
Annual Report
For the Year Ended
December 31, 2019

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and ASII are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Letter from the Chairman and CEO
December 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2019, including a market overview and a performance analysis.
A significant event for the markets in the past year was the decision by the Federal Reserve (the “Fed”) to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, it spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.95% for the 30-year period ended December 31, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of December, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.
So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed’s reversal on monetary policy has to do with the trade tariffs. The Trump administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion’s share of the tariff conflict today is between the U.S. and China, the two-largest economies in the world. In our opinion, it is widely believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the by-products of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more rate cuts.
Investors continue to flock to income-oriented investment products, such as open-end bond mutual funds and exchange-traded bond funds (“ETFs”). Net inflows to taxable bond funds and ETFs totaled an estimated $413.9 billion for the 12-month period ended December 31, 2019, according to Morningstar. The current climate featuring low interest rates, low bond yields and low inflation, if sustained, could make closed-end funds an attractive alternative to other income-oriented products moving forward, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE”
As of December 31, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FAM
Common Share Price	$11.19
Common Share Net Asset Value (“NAV”)	$11.93
Premium (Discount) to NAV	(6.20)%
Net Assets Applicable to Common Shares	$152,153,986
Current Monthly Distribution per Common Share(1)	$0.0770
Current Annualized Distribution per Common Share	$0.9240
Current Distribution Rate on Common Share Price(2)	8.26%
Current Distribution Rate on NAV(2)	7.75%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/19	5 Years Ended 12/31/19	10 Years Ended 12/31/19	Inception (11/23/04) to 12/31/19
Fund Performance(3)
NAV	17.09%	5.95%	5.92%	6.49%
Market Value	29.74%	7.45%	5.60%	5.71%
Index Performance
Blended Index(4)	10.45%	3.55%	3.70%	4.96%
Bloomberg Barclays Global Emerging Markets Index	12.13%	5.33%	6.08%	6.94%
Bloomberg Barclays Global Aggregate Index	6.84%	2.31%	2.48%	3.28%

(1)	Most recent distribution paid or declared through 12/31/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE” (Continued)
As of December 31, 2019 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	17.7%
AA	2.2
AA-	0.6
A+	8.1
A	5.5
A-	9.8
BBB+	0.4
BBB	12.5
BBB-	4.5
BB+	3.5
BB	5.0
BB-	13.1
B+	6.7
B	5.2
B-	3.0
CCC-	0.4
Not Rated	1.8
Total	100.0%

Top 10 Countries(6)	% of Total Investments
United States	9.3%
Russia	7.2
Brazil	7.2
Japan	7.0
Turkey	5.7
Mexico	5.7
Poland	5.5
Ukraine	3.5
Canada	3.1
Australia	3.0
Total	57.2%

Industry Classification	% of Total Investments
Sovereigns	78.9%
Government Regional	3.0
Integrated Oils	2.9
Exploration & Production	2.6
Banks	2.3
Metals & Mining	2.2
Wireless Telecommunication Services	1.1
Utilities	1.0
Government Development Banks	0.9
Power Generation	0.5
Pipelines	0.5
Food & Beverage	0.4
Life Insurance	0.4
Software & Services	0.4
Chemicals	0.4
Manufactured Goods	0.4
Consumer Finance	0.4
Wireline Telecommunication Services	0.3
Commercial Finance	0.3
Industrial Other	0.3
Real Estate	0.3
Transportation & Logistics	0.3
Oil & Gas Services & Equipment	0.2
Total	100.0%

Top Ten Holdings	% of Total Investments
Japan Government Ten Year Bond, 0.10%, 6/20/27	5.5%
United States Treasury Note, 2.38%, 5/15/29	5.2
Russian Federal Bond - OFZ, 7.05%, 1/19/28	4.9
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	3.2
Treasury Corp. of Victoria, 6.00%, 10/17/22	3.0
Turkey Government Bond, 8.80%, 9/27/23	2.9
United States Treasury Note, 3.75%, 11/15/43	2.8
Peruvian Government International Bond, 6.90%, 8/12/37	2.8
Canadian Government Bond, 8.00%, 6/01/23	2.8
Republic of Poland Government Bond, 4.00%, 10/25/23	2.3
Total	35.4%

(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Standard Investments Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) (formerly, Aberdeen Asset Management Inc.), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
James Athey
Senior Investment Manager, Global Macro
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Senior Investment Manager, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Senior Investment Manager, Emerging Market Debt
Patrick O’Donnell
Senior Investment Manager, Global Macro and Pan Euro
Commentary
First Trust/Aberdeen Global Opportunity Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2019 (Unaudited)
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of 17.09% and a market value total return of 29.74% for the 12-month period ended December 31, 2019, compared to the Blended Index2 total return of 10.45% over the same period. In addition to this Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the 12-month period ended December 31, 2019 for these indexes were as follows: the Bloomberg Barclays Global Emerging Markets Index was 12.13% and the Bloomberg Barclays Global Aggregate Index was 6.84%.
An important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common Share market value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, Bloomberg Barclays Global Aggregate Index and the components of the Blended Index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.
Emerging Market Fixed Income Commentary
Market Recap
The year 2019 proved to be a strong year for returns in most asset classes, including emerging market (“EM”) debt. We believe these returns were driven by a combination of cheaper valuations at the end of a challenging 2018 and the Federal Reserve’s (the “Fed”) rate cutting cycle, which was mirrored by central banks in other developed markets. The subsequent U.S. rate rally pushed investors to look further afield in the search for yield, which benefitted emerging markets. The de-escalation in the U.S.-China trade tensions, with the agreement on a “Phase One” deal and partial backtrack on tariffs, also resulted in a positive sentiment driving returns for the remainder of 2019.
In our opinion, the key call in 2019 was the avoidance of large tails, in particular Argentina and Lebanon which faced major sell-offs as the result of the shocking election result in Argentina and the debt crisis and subsequent protests in Lebanon.
The asset class also demonstrated an improved level of diversification, with sell-offs being idiosyncratic, rather than systemic, indicating lower contagion risk across emerging markets. This has also been seen in the local currency and credit space.
Hard currency index returns were up 15.0% in 2019, the highest return since 2012. Sovereign issuances (80% of the JPMorgan Emerging Markets Bond Index - Global Diversified) returned 15.1% compared to quasi-sovereign returns of 14.9%, with investment grade issuances outperforming high yield. In the JPMorgan Emerging Markets Bond Index - Global Diversified (“EMBI”), the top three countries by year-to-date performance were: Ukraine (31.7%), Senegal (28.1%), and Kenya (27.6%), while the bottom three countries consisted of: Venezuela (-55.1%), Lebanon (-36.5%), and Argentina (-23.6%).
The JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”) ended the year up 13.2%, which was also its best annual performance since 2012, with strong performance in both the investment grade and high yield credit segments. Throughout 2019, 79 debut issuers and five new countries have entered the JPMorgan CEMBI Broad Diversified Index. In terms of issuer return attribution, Petrobras (86 basis points “bps”), Alibaba (21 bps) and Banco Brasil (21 bps) were the top 3 contributors to the index return in 2019.
Performance Analysis
The EM debt portion of the Fund outperformed the EM debt portion of its Blended Index over the 12-month period ended December 31, 2019. Global Bonds and EM debt added to performance, with EM debt posting the stronger returns over period for the Fund, returning 18.11% versus 5.85% in Global Bonds. The impact of leverage was also a positive contributor to performance, adding 4.93% to the portfolio. Within EM debt, the allocation to local currency contributed to performance, as did positioning in hard currency debt.
In hard currency markets, we believe that the Fund’s zero-weight position in Lebanon was a key contributor to performance as the country continued to struggle with its public finances and experienced increasing problems with dollar deposit growth. This has
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index – Global Diversified (30.0%); JPMorgan Global Bond Index – Emerging Markets Diversified (30.0%).

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2019 (Unaudited)
sparked anti-government protests in the country, with bonds reaching record lows in September 2019. An underweight position in Venezuela also added to returns, as did the Fund’s overweight positions in Brazil, Ukraine, Ghana and Bahrain. Security selections in Brazil, Bahrain and Ukraine were further positives. In local currency, the Fund’s overweight position in Russia delivered strong returns for the Fund, with security selection and currency exposure also beneficial. An overweight position in Turkey, Indonesia, Nigeria and Ukraine also contributed to performance, as did an underweight position in Hungary. Overweight currency exposure in Indonesia and Ukraine also contributed to returns, as did underweight currency exposure to Hungary. On the downside, the Fund’s positioning in Argentina proved negative, as did underweight hard currency positions in Uruguay, Colombia, Peru and Panama.
Market and Fund Outlook
We believe EM growth should be lifted by a “Phase One” U.S.-China trade deal and a mild recovery in major emerging economies, after prolonged weakness. We also believe global growth will fare better than expected, thanks to Eurozone growth bottoming out, improvements in Chinese economic activity and a milder-than-anticipated U.S. slowdown. While the inflation outlook turned less benign for the new year in our view, we believe global monetary policy will remain accommodative in the face of the weak growth environment. The key risks to our view remain continued dollar strength, the persistence of U.S. exceptionalism, a deeper China slowdown and a re-escalation in trade wars.
Developed Market Commentary
Market Recap
The year 2019 was to a large degree a year of two halves. The first half of the year was one of rising macroeconomic concern, particularly in manufacturing and exporting sectors, rising international trade tension, increasingly dovish central banks and thus a period of falling interest rates and strong government bond performance. During the second half of the year we started to observe some tentative stabilization of both economic data and international relations. Added to the renewed dovish and liquidity-providing stance of the Fed and other central banks, this created an environment of aggressive risk seeking which saw government bond yields retrace some of the aggressive declines we had witnessed in the middle of the year.
The year started with asset prices recovering from what had been a harrowing time in December 2018 as fears over Fed over-tightening had seen dramatic declines in risk assets and treasury yields. In spite of this asset price recovery, the first two Fed meetings of the year still produced dovish surprises as Fed Chairman Jerome Powell first doubled and then tripled down on the dovish rhetoric which had emerged in his December 2018 statement. That journey essentially continued throughout the year as worries around asset prices, low inflation and potential blowback from international trade relations and resultant global economic weakness drove the Fed towards an easing of policy which eventuated in July 2019 and was followed up with further cuts in September and October taking the Federal Funds rates to a range of 1.5% - 1.75%.
While manufacturing activity in the U.S. suffered alongside global partners, the consumer held up well and this kept headline growth at around 2% through the year.
The biggest concern for markets throughout the year was the ratcheting trade tensions between the U.S. and China and the increasing imposition of tariffs which was resulting. Finally, as the year drew to a close, these tensions seemed to make way for some pragmatism culminating with an announcement in December that agreement had been reached on a “Phase One” trade deal. Essentially this amounted to an agreement by China to buy $200 billion worth of U.S. goods and services over two years coupled with some pledges to refrain from competitive devaluation. This prevented another increase of tariffs slated for December 15, 2019 but did not contain an agreement to remove existing tariffs - compliance with the agreement over the next 10-12 months will see the U.S. lift tariffs as an enforcement mechanism. The economic impact of this agreement is likely to be mechanically small but the boost to sentiment and risk asset pricing was significant.
The effect of this combination of improved sentiment, decent growth with a dovish Fed, further enhanced by liquidity provisions by the Fed following some disruption in the repo market in September, created a booming risk asset environment. As markets made their way to the end of the year, the equity market became increasingly immune to bad news. This has created justifiable concerns over risk seeking behaviour and the potential for more pronounced weakness in the future.
Matters in Europe were somewhat similar, though at times more pronounced. The huge exposure of the German economy and manufacturing sector, coupled with the large export contribution to overall growth in that economy, saw severe pressure on German economic data throughout most of the year. Only latterly were there any signs of stabilization and it remains to be seen what more lasting damage may have been done. The rest of the Eurozone fared better but manufacturing sectors there too were affected. Ultimately this led to the European Central Bank’s (“ECB”) President Mario Draghi’s swansong of a final easing package as he cut

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2019 (Unaudited)
rates by 10 bps and re-enacted quantitative easing at €20 billion per month until conditions improved sufficiently to see rates increase. In reality, the ECB should run out of assets to buy given the current parameters but for now markets have been placated.
It should be noted, however, that soon after the September 2019 meeting where this package was agreed upon and announced, it emerged that there was a large degree of opposition from fellow governing council members. In actual fact, the opposition was sufficient to see the Bundesbank representative Sabine Lautenschlager resign her post several years before her term was due to end in protest. Concern over the side effects of extreme unconventional policy including negative rates has been steadily increasing and it seems that this may have been a step too far. As a result, and boosted by some economic data stabilization, this saw yields in Europe, and Germany in particular, rise significantly in the second half of the year. The extent to which this becomes self-defeating remains to be seen. For now, markets are left guessing as new ECB President Christine Lagarde has so far been somewhat coy on her monetary policy views.
There is now light at the end of the tunnel in United Kingdom (“UK”) politics. Another year of political infighting, resignations, aisle-crossing, court cases, judicial rulings and economic weakness and uncertainty finally has resulted in a more decisive state of affairs. Economic data through 2019 has been increasingly concerning as business investment got weaker and weaker reflecting the seemingly-never-ending purgatory of the U.K.’s halfway in/halfway out state of affairs with respect to membership in the European Union (“EU”)3. In the end, Prime Minister Boris Johnson’s message of decisive action with respect to the EU, fairer and more balanced policy towards the UK as a whole and fiscal expansion instead of austerity played well to the electorate, and he won a resounding victory and strong majority in the first Christmas election since the 1920s. In fact, he now has the strongest domestic mandate of any European leader and therefore will be able to negotiate with the EU from a position of strength, in our view. Sterling rallied strongly through the second half of the year as this outcome become more and more likely in the market’s mind.
Performance Analysis
The Fund’s developed market bond portfolio outperformed for the 12-month period ended December 31, 2019. In large part this was due to the Fund’s duration exposure which allowed it to benefit from the aggressive drop in global bond yields in the first half of 2019. Particularly beneficial were long duration positions in the dollar bloc countries of the U.S., Australia and New Zealand which all saw monetary easing and steep bond yield declines. The Fund largely retained a short duration position in the low yielding countries of the Eurozone which, while a drag in the first half of the year, was a boost to performance in the second half.
The Fund’s above benchmark exposure to the U.S. dollar was also a boost to Fund performance through the year as once again the dollar bucked market expectations and performed strongly. Long Japanese yen and Polish zloty exposures were a small drag.
Market and Fund Outlook
The new year of 2020 looks set to be an interesting year. Risk asset prices are elevated on many metrics and thus should the market’s consensus view of a broad growth recovery, particularly outside the U.S., fail to materialize it seems likely, in our view, that prices may correct and central banks will respond with easing.
It is an election year in the U.S., and this comes at a time where the economy seems solid on the face of it but there remain concerns under the hood. The two outcomes are intertwined in such a way as to be inseparable, in our opinion. Depending on the Democratic party’s choice of candidate we believe could well see significant market volatility by the end of the first quarter of 2020.
The year in Europe will likely be dominated again by the political economy. Trade negotiations between the UK and EU and potential fiscal expansion are the big issues for the year, in our view. It seems that the former is likely to be fractious again, though with a greater hope for agreement than has existed for a while, while the latter remains politically difficult in the country with those most space to do so – Germany but base case for the UK under Prime Minister Johnson.
The outlook for government bonds remains asymmetric, in our opinion. We believe that even in the best of outcomes on major themes the chances of any major central bank hiking are slim to none. And, we believe inflation is likely to be under pressure after the first few months of the year as positive energy base effects give way to falling shelter cost and negative energy base effects. This environment is perfect for government bonds, in our opinion. Should any of the major issues evolve in a more negative way, then central banks will likely once again be quick to step in forcing yields even lower and thus raising government bond returns further.
[3]	On January 31, 2020, the United Kingdom officially left the European Union.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments
December 31, 2019
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 99.5%
	Armenia – 0.9%
1,380,000	Republic of Armenia International Bond (USD) (b)	3.95%	09/26/29	$1,370,715
	Australia – 4.1%
7,945,000	Treasury Corp. of Victoria (AUD)	6.00%	10/17/22	6,325,450
	Bahrain – 1.6%
800,000	Bahrain Government International Bond (USD) (c)	7.00%	01/26/26	944,061
1,400,000	Bahrain Government International Bond (USD) (b)	5.63%	09/30/31	1,504,573
				2,448,634
	Brazil – 6.3%
10,370,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	2,970,138
21,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	6,611,907
				9,582,045
	Canada – 3.8%
6,181,000	Canadian Government Bond (CAD)	8.00%	06/01/23	5,747,276
	Costa Rica – 1.0%
720,000	Costa Rica Government International Bond (USD) (c)	4.25%	01/26/23	725,699
219,000	Costa Rica Government International Bond (USD) (c)	7.00%	04/04/44	231,250
511,000	Costa Rica Government International Bond (USD) (c)	7.16%	03/12/45	545,970
				1,502,919
	Dominican Republic – 1.4%
660,000	Dominican Republic International Bond (USD) (c)	5.50%	01/27/25	712,256
71,000,000	Dominican Republic International Bond (DOP) (c)	9.75%	06/05/26	1,377,008
				2,089,264
	Ecuador – 2.3%
2,180,000	Ecuador Government International Bond (USD) (b)	8.75%	06/02/23	2,153,655
1,400,000	Ecuador Government International Bond (USD) (b)	9.50%	03/27/30	1,309,486
				3,463,141
	Egypt – 3.3%
11,200,000	Egypt Government Bond (EGP)	16.00%	06/11/22	725,734
474,000	Egypt Government International Bond (USD) (b)	7.60%	03/01/29	519,656
380,000	Egypt Government International Bond (USD) (b)	8.50%	01/31/47	423,107
1,730,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	1,820,458
25,300,000	Egypt Treasury Bills (EGP)	(d)	04/28/20	1,515,623
				5,004,578
	El Salvador – 1.5%
900,000	El Salvador Government International Bond (USD) (c)	5.88%	01/30/25	950,999
1,240,000	El Salvador Government International Bond (USD) (c)	7.65%	06/15/35	1,417,859
				2,368,858
	France – 0.6%
561,000	French Republic Government Bond OAT (EUR) (c)	3.25%	05/25/45	986,889
	Germany – 0.6%
508,000	Bundesrepublik Deutschland Bundesanleihe (EUR) (c)	2.50%	08/15/46	893,530
	Ghana – 0.5%
770,000	Ghana Government International Bond (USD) (b)	7.63%	05/16/29	786,938

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2019
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Indonesia – 3.5%
20,750,000,000	Indonesia Treasury Bond (IDR)	5.63%	05/15/23	$1,470,580
49,300,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	3,808,698
				5,279,278
	Italy – 3.4%
1,797,000	Italy Buoni Poliennali Del Tesoro (EUR)	9.00%	11/01/23	2,678,870
1,600,000	Italy Buoni Poliennali Del Tesoro (EUR)	7.25%	11/01/26	2,540,357
				5,219,227
	Jamaica – 0.4%
510,000	Jamaica Government International Bond (USD)	7.88%	07/28/45	690,252
	Japan – 9.6%
1,219,050,000	Japan Government Ten Year Bond (JPY)	0.10%	06/20/27	11,390,857
252,850,000	Japan Government Thirty Year Bond (JPY)	2.40%	03/20/37	3,187,290
				14,578,147
	Kenya – 0.4%
590,000	Kenya Government International Bond (USD) (c)	6.88%	06/24/24	640,097
	Malaysia – 2.2%
13,000,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	3,289,091
	Mexico – 4.9%
38,000,000	Mexican Bonos (MXN)	6.50%	06/09/22	2,000,097
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,201,629
27,000,000	Mexican Bonos (MXN)	5.75%	03/05/26	1,354,320
51,000,000	Mexican Bonos (MXN)	7.75%	11/13/42	2,863,202
				7,419,248
	New Zealand – 2.4%
5,094,000	New Zealand Government Bond (NZD) (c)	2.75%	04/15/25	3,672,822
	Nigeria – 1.7%
442,000,000	Nigeria Government Bond (NGN)	14.50%	07/15/21	1,332,016
663,000	Nigeria Government International Bond (USD) (b)	7.88%	02/16/32	689,888
513,000	Nigeria Government International Bond (USD) (b)	7.63%	11/28/47	501,281
				2,523,185
	Norway – 0.6%
7,511,000	Norway Government Bond (NOK) (b) (c)	1.75%	02/17/27	872,689
	Oman – 1.5%
1,400,000	Oman Government International Bond (USD) (b)	6.00%	08/01/29	1,465,632
770,000	Oman Government International Bond (USD) (b)	6.75%	01/17/48	776,031
				2,241,663
	Peru – 3.8%
16,000,000	Peruvian Government International Bond (PEN) (c)	6.90%	08/12/37	5,828,219
	Poland – 7.6%
14,444,000	Republic of Poland Government Bond (PLN)	2.50%	01/25/23	3,901,516
17,100,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	4,885,482
10,000,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	2,713,998
				11,500,996
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2019
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Portugal – 1.0%
1,088,000	Portugal Obrigacoes do Tesouro OT (EUR) (b) (c)	5.65%	02/15/24	$1,511,893
	Qatar – 0.9%
1,100,000	Qatar Government International Bond (USD) (c)	4.82%	03/14/49	1,364,493
	Russia – 8.1%
594,100,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	10,110,456
90,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	1,618,641
400,000	Russian Foreign Bond - Eurobond (USD) (c)	5.88%	09/16/43	540,367
				12,269,464
	Rwanda – 1.0%
1,440,000	Rwanda International Government Bond (USD) (c)	6.63%	05/02/23	1,542,557
	Saudi Arabia – 1.1%
1,435,000	Saudi Government International Bond (USD) (b)	4.38%	04/16/29	1,612,474
	South Africa – 3.6%
57,640,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	4,606,850
850,000	Republic of South Africa Government International Bond (USD)	4.88%	04/14/26	886,318
				5,493,168
	Spain – 2.1%
2,111,000	Spain Government Bond (EUR) (b) (c)	5.90%	07/30/26	3,259,133
	Tanzania – 0.1%
96,675	Tanzania Government International Bond, 6 Mo. LIBOR + 6.00% (USD) (c) (e)	7.99%	03/09/20	97,878
	Turkey – 6.9%
38,550,000	Turkey Government Bond (TRY)	8.80%	09/27/23	5,968,154
28,600,000	Turkey Government Bond (TRY)	10.50%	08/11/27	4,490,234
				10,458,388
	Ukraine – 2.4%
1,370,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/24	1,499,291
1,200,000	Ukraine Government International Bond (EUR) (b)	6.75%	06/20/26	1,514,816
716,000	Ukraine Government International Bond (USD) (b)	(d)	05/31/40	686,465
				3,700,572
	United Kingdom – 2.4%
511,000	United Kingdom Gilt (GBP) (c)	4.25%	12/07/27	863,227
1,250,000	United Kingdom Gilt (GBP) (c)	4.25%	12/07/49	2,848,471
				3,711,698
	Total Foreign Sovereign Bonds and Notes			151,346,869
	(Cost $145,079,683)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) – 24.7%
	Bahrain – 0.5%
680,000	Oil and Gas Holding (The) Co. BSCC (USD) (c)	7.63%	11/07/24	791,031
	Barbados – 0.5%
750,000	Sagicor Finance 2015 Ltd. (USD) (b)	8.88%	08/11/22	785,625
	Brazil – 3.5%
780,000	CSN Resources S.A. (USD) (b)	7.63%	02/13/23	833,114
850,000	GTL Trade Finance, Inc. (USD) (c)	7.25%	04/16/44	1,078,170

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2019
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Brazil (Continued)
1,550,000	OAS Finance Ltd. (USD) (g) (h) (i) (j)	8.88%	(k)	$11,625
460,000	OAS Investments GmbH (USD) (g) (h) (i)	8.25%	10/19/19	3,450
380,020	Odebrecht Drilling Norbe VIII/IX Ltd. (USD) (c)	6.35%	12/01/21	379,226
1,148,000	Petrobras Global Finance BV (USD) (b)	5.09%	01/15/30	1,231,528
1,520,000	Petrobras Global Finance BV (USD)	6.90%	03/19/49	1,785,658
				5,322,771
	Canada – 0.5%
750,000	Gran Tierra Energy, Inc. (USD) (c)	7.75%	05/23/27	703,393
	China – 0.4%
600,000	Shimao Property Holdings Ltd. (USD) (c)	5.60%	07/15/26	628,711
	Colombia – 0.3%
429,000	Banco GNB Sudameris S.A. (USD) (b) (j)	6.50%	04/03/27	452,748
	Congo – 0.5%
720,000	HTA Group Ltd. (USD) (c)	9.13%	03/08/22	745,325
	Dominican Republic – 1.3%
1,860,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (b)	7.95%	05/11/26	1,979,240
	Ecuador – 0.4%
484,000	International Airport Finance S.A. (USD) (b)	12.00%	03/15/33	532,568
	Georgia – 1.0%
540,000	Bank of Georgia JSC (USD) (b)	6.00%	07/26/23	570,855
975,000	Georgian Oil and Gas Corp. JSC (USD) (b)	6.75%	04/26/21	1,019,455
				1,590,310
	Guatemala – 0.5%
735,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (b)	6.88%	02/06/24	754,915
	Honduras – 0.3%
396,000	Inversiones Atlantida S.A. (USD) (b)	8.25%	07/28/22	415,923
	India – 1.2%
675,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (b)	6.25%	12/10/24	726,806
400,000	Azure Power Solar Energy Pvt. Ltd. (USD) (b)	5.65%	12/24/24	409,572
700,000	Muthoot Finance Ltd. (USD) (b)	6.13%	10/31/22	727,961
				1,864,339
	Indonesia – 0.5%
760,000	Medco Platinum Road Pte Ltd. (USD) (b)	6.75%	01/30/25	772,678
	Kazakhstan – 1.5%
1,350,000	KazMunayGas National Co. JSC (USD) (c)	4.75%	04/19/27	1,486,024
789,000	Tengizchevroil Finance Co. International Ltd. (USD) (b)	4.00%	08/15/26	829,132
				2,315,156
	Mexico – 2.9%
750,000	BBVA Bancomer S.A. (USD) (c) (j)	5.13%	01/18/33	758,464
700,000	Braskem Idesa SAPI (USD) (b)	7.45%	11/15/29	747,082
13,950,000	Petroleos Mexicanos (MXN) (c)	7.19%	09/12/24	675,124
780,000	Petroleos Mexicanos (USD) (b)	7.69%	01/23/50	853,925
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2019
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Mexico (Continued)
750,000	Sixsigma Networks Mexico SA de CV (USD) (b)	7.50%	05/02/25	$757,811
311,000	Unifin Financiera SAB de CV SOFOM ENR (USD) (b) (j)	8.88%	(k)	286,720
400,000	Unifin Financiera SAB de CV SOFOM ENR (USD) (c)	7.00%	01/15/25	403,800
				4,482,926
	Nigeria – 1.7%
600,000	IHS Netherlands Holdco BV (USD) (b)	8.00%	09/18/27	639,570
770,000	SEPLAT Petroleum Development Co., PLC (USD) (b)	9.25%	04/01/23	806,712
1,070,000	United Bank for Africa PLC (USD) (b)	7.75%	06/08/22	1,140,246
				2,586,528
	Oman – 0.6%
892,000	Oztel Holdings SPC Ltd. (USD) (b)	6.63%	04/24/28	949,146
	Russia – 1.8%
1,045,000	Evraz Group S.A. (USD) (b)	5.38%	03/20/23	1,124,300
790,000	Gazprom OAO Via Gaz Capital S.A. (USD) (c)	4.95%	03/23/27	882,040
600,000	GTH Finance BV (USD) (b)	7.25%	04/26/23	676,233
				2,682,573
	Saudi Arabia – 0.4%
554,000	Saudi Arabian Oil Co. (USD) (b)	4.25%	04/16/39	594,619
	South Africa – 0.5%
690,000	Liquid Telecommunications Financing PLC (USD) (c)	8.50%	07/13/22	702,937
	Turkey – 1.0%
744,000	Turkiye Vakiflar Bankasi TAO (USD) (c)	6.00%	11/01/22	733,398
660,000	Yapi ve Kredi Bankasi AS (USD) (b) (j)	13.88%	(k)	745,665
				1,479,063
	Ukraine – 2.4%
770,000	Metinvest BV (USD) (b)	8.50%	04/23/26	831,661
860,000	MHP Lux S.A. (USD) (b)	6.95%	04/03/26	903,912
37,000,000	Ukreximbank Via Biz Finance PLC (UAH) (c)	16.50%	03/02/21	1,581,296
306,250	Ukreximbank Via Biz Finance PLC (USD) (c)	9.63%	04/27/22	321,896
				3,638,765
	Zambia – 0.5%
750,000	First Quantum Minerals Ltd. (USD) (c)	7.50%	04/01/25	768,439
	Total Foreign Corporate Bonds and Notes			37,539,729
	(Cost $37,722,893)

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 12.7%
$2,577,000	United States Treasury Note	2.38%	05/15/27	$2,673,688
10,416,000	United States Treasury Note	2.38%	05/15/29	10,835,895
4,695,000	United States Treasury Note	3.75%	11/15/43	5,885,347
	Total U.S. Government Bonds and Notes			19,394,930
	(Cost $18,687,444)

Total Investments – 136.9%	208,281,528
(Cost $201,490,020) (l)
Outstanding Loans – (39.8)%	(60,572,070)
Net Other Assets and Liabilities – 2.9%	4,444,528
Net Assets – 100.0%	$152,153,986

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 12/31/2019	Sale Value as of 12/31/2019	Unrealized Appreciation/ (Depreciation)
01/09/20	UBS	USD	5,057,584	AUD	7,456,000	$ 5,057,584	$ 5,233,438	$ (175,854)
01/09/20	UBS	USD	4,731,984	CAD	6,296,000	4,731,984	4,848,713	(116,729)
01/09/20	CIT	USD	3,558,992	NZD	5,550,000	3,558,992	3,736,763	(177,771)
01/09/20	DB	USD	1,953,732	PLN	7,683,000	1,953,546	2,025,157	(71,611)
01/09/20	CIT	USD	4,000,895	TRY	25,005,000	4,066,786	4,193,467	(126,681)
01/09/20	DB	USD	1,011,182	ZAR	15,523,000	1,011,182	1,106,986	(95,804)
Net Unrealized Appreciation (Depreciation)								$(764,450)

Counterparty Abbreviations
CIT	Citibank, NA
DB	Deutsche Bank
UBS	UBS
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Standard Investments Inc. (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2019, securities noted as such amounted to $47,377,903 or 31.1% of net assets.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Zero coupon bond.
(e)	Floating rate security.
(f)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(i)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(j)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(k)	Perpetual maturity.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2019
(l)	Aggregate cost for federal income tax purposes was $206,618,811. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $13,631,593 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,733,326. The net unrealized appreciation was $898,267. The amounts presented are inclusive of derivative contracts.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 151,346,869	$ —	$ 151,346,869	$ —
Foreign Corporate Bonds and Notes*	37,539,729	—	37,539,729	—
U.S. Government Bonds and Notes	19,394,930	—	19,394,930	—
Total Investments	$ 208,281,528	$—	$ 208,281,528	$—
LIABILITIES TABLE
	Total Value at 12/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (764,450)	$ —	$ (764,450)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2019
Currency Exposure Diversification	% of Total Investments†
USD	49.9%
JPY	7.0
EUR	6.4
RUB	5.7
BRL	4.6
PLN	4.6
MXN	3.9
TRY	3.0
PEN	2.8
IDR	2.5
GBP	1.8
ZAR	1.7
MYR	1.6
EGP	1.1
UAH	0.8
DOP	0.7
NGN	0.6
AUD	0.5
CAD	0.4
NOK	0.4
NZD	0.0*
Total	100.0%

†	The weightings include the impact of currency forwards.
*	Amount is less than 0.1%.

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Assets and Liabilities
December 31, 2019
ASSETS:
Investments, at value (Cost $201,490,020)	$ 208,281,528
Cash	2,269,639
Foreign currency (Cost $87,637)	91,789
Receivables:
Interest	3,242,841
Interest reclaims	169,795
Prepaid expenses	4,189
Total Assets	214,059,781
LIABILITIES:
Outstanding loans	60,572,070
Due to broker	116,459
Unrealized depreciation on forward foreign currency contracts	764,450
Payables:
Investment advisory fees	178,937
Custodian fees	88,410
Audit and tax fees	58,692
Deferred foreign capital gains tax	39,494
Interest and fees on loans	35,456
Administrative fees	22,822
Shareholder reporting fees	16,034
Transfer agent fees	8,512
Legal fees	2,275
Financial reporting fees	771
Trustees’ fees and expenses	39
Other liabilities	1,374
Total Liabilities	61,905,795
NET ASSETS	$152,153,986
NET ASSETS consist of:
Paid-in capital	$ 160,938,473
Par value	127,564
Accumulated distributable earnings (loss)	(8,912,051)
NET ASSETS	$152,153,986
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.93
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	12,756,442

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Operations
For the Year Ended December 31, 2019
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $64,509)	$ 12,533,354
Other	1,000
Total investment income	12,534,354
EXPENSES:
Investment advisory fees	2,083,723
Interest and fees on loans	1,639,015
Custodian fees	207,740
Administrative fees	127,987
Audit and tax fees	59,191
Transfer agent fees	35,509
Shareholder reporting fees	34,347
Listing expense	21,250
Trustees’ fees and expenses	16,425
Financial reporting fees	9,250
Legal fees	5,023
Other	17,244
Total expenses	4,256,704
NET INVESTMENT INCOME (LOSS)	8,277,650
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,274,018)
Forward foreign currency contracts	309,503
Foreign currency transactions	(169,738)
Net realized gain (loss)	(5,134,253)
Net change in unrealized appreciation (depreciation) on:
Investments	19,696,903
Forward foreign currency contracts	(956,657)
Foreign currency translation	235,970
Deferred foreign capital gains tax	(38,567)
Net change in unrealized appreciation (depreciation)	18,937,649
NET REALIZED AND UNREALIZED GAIN (LOSS)	13,803,396
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 22,081,046
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statements of Changes in Net Assets
	Year Ended 12/31/2019	Year Ended 12/31/2018
OPERATIONS:
Net investment income (loss)	$ 8,277,650	$ 9,005,221
Net realized gain (loss)	(5,134,253)	(4,895,339)
Net change in unrealized appreciation (depreciation)	18,937,649	(17,371,631)
Net increase (decrease) in net assets resulting from operations	22,081,046	(13,261,749)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,010,759)	(6,988,946)
Return of capital	(6,152,975)	(4,330,624)
Total distributions to shareholders	(11,163,734)	(11,319,570)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(139,178)	(1,662,641)
Net increase (decrease) in net assets resulting from capital transactions	(139,178)	(1,662,641)
Total increase (decrease) in net assets	10,778,134	(26,243,960)
NET ASSETS:
Beginning of period	141,375,852	167,619,812
End of period	$ 152,153,986	$ 141,375,852
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	12,770,468	12,950,337
Common Shares repurchased (a)	(14,026)	(179,869)
Common Shares at end of period	12,756,442	12,770,468

(a)	On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2020. For the fiscal years ended December 31, 2019, and December 31, 2018, the Fund repurchased 14,026 and 179,869 shares, respectively, at a weighted-average discount of 13.30% and 15.45%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 533,527 Common Shares (for an aggregate of 870,510) or (ii) March 15, 2020.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Cash Flows
For the Year Ended December 31, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$22,081,046
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(90,882,618)
Sales, maturities and paydown of investments	91,436,606
Net amortization/accretion of premiums/discounts on investments	346,135
Net realized gain/loss on investments	5,274,018
Net change in unrealized appreciation/depreciation on investments	(19,696,903)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	956,657
Changes in assets and liabilities:
Decrease in interest receivable	330,401
Increase in interest reclaims receivable	(118,559)
Increase in prepaid expenses	(2,770)
Decrease in interest and fees payable on loans	(20,979)
Increase in due to broker	57,377
Increase in investment advisory fees payable	8,102
Increase in audit and tax fees payable	287
Decrease in legal fees payable	(6,486)
Decrease in shareholder reporting fees payable	(22,756)
Decrease in administrative fees payable	(3,816)
Increase in custodian fees payable	22,975
Increase in transfer agent fees payable	2,083
Increase in Trustees’ fees and expenses payable	19
Increase in deferred foreign capital gains tax	38,567
Decrease in other liabilities payable	(470)
Cash provided by operating activities		$9,798,916
Cash flows from financing activities:
Repurchase of Common Shares	(139,178)
Distributions to Common Shareholders from investment operations	(5,010,759)
Distributions to Common Shareholders from return of capital	(6,152,975)
Effect of exchange rate changes on Euro Loans (a)	(226,633)
Cash used in financing activities		(11,529,545)
Decrease in cash and foreign currency (b)		(1,730,629)
Cash and foreign currency at beginning of period		4,092,057
Cash and foreign currency at end of period		$2,361,428
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,659,994

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $9,337, which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 11.07	$ 12.94	$ 12.07	$ 11.66	$ 13.77
Income from investment operations:
Net investment income (loss)	0.65	0.69	0.72	0.73	0.82
Net realized and unrealized gain (loss)	1.09	(1.70)	0.98	0.58	(1.80)
Total from investment operations	1.74	(1.01)	1.70	1.31	(0.98)
Distributions paid to shareholders from:
Net investment income	(0.39)	(0.54)	(0.37)	(0.43)	—
Return of capital	(0.49)	(0.34)	(0.53)	(0.47)	(1.14)
Total distributions paid to Common Shareholders	(0.88)	(0.88)	(0.90)	(0.90)	(1.14)
Common Share repurchases	0.00 (a)	0.02	—	—	0.01
Tender offer purchases	—	—	0.07	—	—
Net asset value, end of period	$11.93	$11.07	$12.94	$12.07	$11.66
Market value, end of period	$11.19	$9.38	$11.66	$11.16	$10.13
Total return based on net asset value (b)	17.09%	(6.85)%	15.91%	12.39%	(6.03)%
Total return based on market value (b)	29.74%	(12.42)%	12.88%	19.61%	(6.63)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 152,154	$ 141,376	$ 167,620	$ 208,482	$ 201,262
Ratio of total expenses to average net assets	2.88%	2.81%	2.52%	2.19%	2.10%
Ratio of total expenses to average net assets excluding interest expense	1.77%	1.82%	1.84%	1.71%	1.71%
Ratio of net investment income (loss) to average net assets	5.60%	5.88%	5.81%	5.93%	6.42%
Portfolio turnover rate	42%	58%	54%	64%	61%
Indebtedness:
Total loans outstanding (in 000’s)	$ 60,572	$ 60,799	$ 63,309	$ 82,421	$ 86,243
Asset coverage per $1,000 of indebtedness (c)	$ 3,512	$ 3,325	$ 3,648	$ 3,529	$ 3,334

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
1. Organization
First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FAM” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Standard Investments Inc.’s (“ASII” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates of any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund cannot yet be determined.
Withholding taxes and tax reclaims on foreign interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2019, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2019, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$1,550,000	$0.75	$1,550,000	$11,625	0.01%
OAS Investments GmbH, 8.25%, 10/19/19	10/12/2012	460,000	0.75	460,000	3,450	0.00
				$2,010,000	$15,075	0.01%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
Permanent differences incurred during the fiscal year ended December 31, 2019, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $2,714,632, an increase in accumulated net realized gain (loss) by $2,962,407 and a decrease to paid-in capital of $247,775. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$5,010,759	$6,988,946
Capital gains	—	—
Return of capital	6,152,975	4,330,624

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
As of December 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(13,012,539)
Net unrealized appreciation (depreciation)	4,177,197
Total accumulated earnings (losses)	(8,835,342)
Other	(76,709)
Paid-in capital	161,066,037
Total net assets	$152,153,986
G. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and among other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by the Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For the above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018, increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Fund and thus reduce the return to the Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2019, the Fund had $12,047,035 non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Fund incurred and elected to defer qualified late year ordinary loss of $433,849 and capital losses of $531,655.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of December 31, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At December 31, 2019, derivative liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (764,450)	$ —	$ (764,450)	$ —	$ —	$ (764,450)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
J. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
ASII serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
ASII, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, other than U.S. government obligations and short-term obligations, for the fiscal year ended December 31, 2019, were $72,423,231 and $72,210,998, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the fiscal year ended December 31, 2019, were $12,004,893 and $12,630,988, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at December 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ —	Unrealized depreciation on forward foreign currency contracts	$ 764,450
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$309,503
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(956,657)
During the fiscal year ended December 31, 2019, the notional values of forward foreign currency contracts opened and closed were $397,874,880 and $396,997,409, respectively.
6. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up to $70,000,000. As of December 31, 2019, the Fund had three loans outstanding under the revolving credit facility totaling $60,572,070, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $37,000,000, $13,000,000 and $10,572,070 (the U.S. Dollar equivalent of a €9,425,000 loan). For the fiscal year ended December 31, 2019, the average amount outstanding was $60,550,993. The high and low annual interest rates during the fiscal year ended December 31, 2019 were 3.28% and 0.78%, respectively, and the average weighted average interest rate was 2.64%. The weighted average interest rate at December 31, 2019 was 2.25%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.78%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. These fees are included in “Interest and fees on loans” on the Statement of Operations. The revolving credit facility is scheduled to expire on December 18, 2020, but can be renewed annually.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 13, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended December 31, 2019, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 11, 2019, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 10,833,314, the number of votes against was 468,546 and the number of broker non-votes was 1,466,551. The number of votes cast in favor of Mr. Nielson was 10,643,348, the number of votes against was 658,512 and the number of broker non-votes was 1,466,551. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On January 31, 2020, the United Kingdom officially left the EU, which started a transition period for the United Kingdom and the EU to negotiate a wide variety of agreements, including a trade agreement. There is uncertainty relating to the precise terms of many of these agreements. At this time, it is also difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets, including the economy of Asian countries, and a commensurately negative impact on the Fund.
Potential Conflicts of Interest Risk. First Trust, ASII and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and ASII currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
leverage, the amount of the fees paid to First Trust (and by First Trust to ASII) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and ASII have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Board of Trustees and Officers
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	169	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2018 and $53,000 for 2019.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2018 and $0 for 2019.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2018 and $0 for 2019.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2018 and $6,026 for 2019. These fees were for tax consultation or tax return preparation and professional services rendered for PFIC (passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for 2018 and $0 for 2019.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2018 and $0 for 2019.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2018 and $0 for 2019.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2018 were $5,200 and $48,190 for the Registrant and the Registrant’s investment adviser, respectively and for 2019 were $6,026 and $75,670 for the Registrant and the Registrant’s investment adviser, respectively.

(h) The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

U.S. Registered Advisers (the “ASI Advisers”)

Proxy Voting Guidelines

Effective as of January 1, 2019

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the ASI Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the ASI Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the ASI Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the ASI Advisers voted proxies. In addition, Rule 204-2 requires the ASI Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the ASI Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The ASI Advisers invest for the clients’ portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The ASI Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

ASI and its affiliated U.S. registered advisers (the “ASI Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the ASI Advisers’ investment managers, and are based on their knowledge of the company and discussions with management – ASI Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. However, voting decisions for exchange traded funds are made strictly in accordance with ISS’s proxy voting guidelines which are reviewed and approved on an annual basis.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, ASI Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, ASI Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, ASI is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by ASI invests in other funds managed by ASI.

For cases involving potential conflicts of interest, ASI Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of ASI Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters to tailored ASI’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where ASI may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that ASI will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent ASI from exercising our voting authority.

This policy has been developed by the ASI corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. ASI’s Corporate Governance Policy and Principles are published on our website

To the extent that an ASI Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the ASI Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the ASI Advisers’ clients.

Upon request, the ASI Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each ASI Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its ASI Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the ASI Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

ERISA

The U.S. Department of Labor (“DOL”) has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure to take any action to reconcile proxies would cause ASI to fail to satisfy ERISA’s fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i.	Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.
ii.	Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan’s portfolio and will vote such proxies unless the cost of doing so cannot be justified.
iii.	An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, ASI will vote the Plan assets in accordance with ASI’s Proxy Voting Policy. ASI will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of February 13, 2020

Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) (formerly Aberdeen Asset Management Inc.), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world. Portfolio Management Team Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.

Brett Diment

Head of Global Emerging Market Debt

Mr. Diment is Head of Global Emerging Market Debt and joined Aberdeen following the acquisition of Deutsche Asset Management (“Deutsche”) in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

Max Wolman

Senior Investment Manager, Emerging Market Debt

Mr. Wolman is an Invesmtent Director on the Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

Edwin Gutierrez

Head of Emerging Market Sovereign Debt

Mr. Gutierrez is the Head of Emerging Market Sovereign Debt. Edwin joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000.

James Athey

Senior Investment Manager, Fixed Income EMEA, Global & European Rates

Mr. Athey is a Senior Investment Manager on the Rates Management Team (Global & European Rates – Fixed Income). James joined Aberdeen in 2001 through the Graduate Recruitment Program.

Patrick O’Donnell

Senior Investment Manager, Fixed Income EMEA, Global & European Rates

Mr. O’Donnell is a Senior Investment Manager on the Rates Management Team (Global & European Rates – Fixed Income). Patrick Joined Aberdeen Standard Investments in 2005 through the Graduate Recruitment Program.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Information provided as of December 31, 2019

(assets in millions).

Name of Portfolio Manager or Team Member	Type of Accounts***	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Brett Diment	Registered Investment Companies:	10	$2,066	0	$0
	Other Pooled Investment Vehicles:	84	$7,622	0	$0
	Other Accounts:	36	$6,248	0	$0

2. Edwin Gutierrez	Registered Investment Companies:	10	$2,066	0	$0
	Other Pooled Investment Vehicles:	84	$7,622	0	$0
	Other Accounts:	36	$6,248	0	$0

3. James Athey	Registered Investment Companies:	6	$99	0	$0
	Other Pooled Investment Vehicles:	13	$2,595	0	$0
	Other Accounts:	28	$3,543	0	$0

4. Patrick O’Donnell	Registered Investment Companies:	6	$99	0	$0
	Other Pooled Investment Vehicles:	13	$2,595	0	$0
	Other Accounts:	28	$3,543	0	$0

5. Max Wolman	Registered Investment Companies:	10	$2,066	0	$0
	Other Pooled Investment Vehicles:	84	$7,622	0	$0
	Other Accounts:	36	$6,248	0	$0

Potential Conflicts of Interests

As of December 31, 2019

Conflicts of Interest may arise, in the course of providing a service, where there may be a risk of damage to the interests of a client. In accordance with legal requirements in the various jurisdictions in which we operate, Aberdeen Standard Investments (“ASI”) have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where ASI does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

ASI or any other party to whom it may have delegated its functions, may in its absolute discretion, effect transactions in which it or any of its affiliated companies has, directly or indirectly, a material interest, or a relationship of any description with another party which may involve a potential conflict with ASI’s duty to its client. ASI ensures that such transactions are effected on terms which are not materially less favorable to the client than if the potential conflict had not existed.

Such potential conflicting interests or duties may, inter alia, arise because:

• ASI or an affiliated company undertakes an activity that is regulated by a relevant regulator for other clients including its affiliated companies (and the clients of affiliated companies)

• a Director or Employee of ASI, or of an affiliated company, is a director of, holds or deals in securities of, or is otherwise interested in, any company whose securities are held or dealt in on behalf of a client

• a transaction is effected in securities issued by an affiliated company or the client of an affiliated company

• a transaction is effected in securities in respect of which ASI or an affiliated company may benefit from a commission, fee, mark-up or mark-down payable otherwise than by the client, and ASI may be remunerated by the counterparty to any such transaction

• ASI deals on behalf of the client with, or in the securities of, an affiliated company

• ASI acts as agent for the client in relation to transactions in which it is also acting as agent for the account of other clients and/or affiliated companies

• ASI, acting as principal, sells to or purchases currency from the client and, in exceptional circumstances, deals in securities as principal with the client

• a transaction is effected in units or shares of connected investment trusts, unit trusts, open ended investment companies or of any company of which ASI or an affiliated company is the manager, authorized corporate director, operator, banker, adviser, custodian, administrator, trustee or depositary

• ASI effects transactions involving placings and/or new issues with an affiliated company who may be acting as principal or receiving agent’s commission

• a transaction is effected in securities of a company for which ASI or an affiliated company has underwritten, or managed or arranged an issue or offer for sale within the previous 12 months

• ASI or an affiliated company receives remuneration or other benefits by reason of acting in corporate finance or similar transactions involving a company whose securities are held by the client

• a transaction is effected in securities in respect of which ASI or an affiliated company, or a Director or Employee of ASI or an affiliated company, is contemporaneously trading or has traded on its own account or has either a long or short position

• ASI acting as agent for the client, matches an order of the client with an order of another client for whom it is acting as agent

• ASI effects transactions in investments, the prices of which are being or have been, stabilized by transactions involving an affiliated company.

At ASI, existing and potential conflicts of interest are recorded and reviewed by Compliance to ensure that internal procedures are sufficient to manage a particular conflict.

Please also refer to our Form ADV Part II for additional information regarding Conflict of Interest.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2019

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary: ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus: The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4) Disclosure of Securities Ownership

The information below is as of December 31, 2019

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Patrick O’Donnell	$0
Brett Diment	$0
Edwin Guiterrez	$0
Max Wolman	$0
James Athey	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2020. For the fiscal years ended December 31, 2019, and December 31, 2018, the Fund repurchased 14,026 and 179,869 shares, respectively, at a weighted-average discount of 13.30% and 15.45%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 533,527 Common Shares (for an aggregate of 870,510) or (ii) March 15, 2020.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2019 – 01/31/2019)	2,057	$9.78	325,014	545,496
Month #2 (02/01/2019 – 02/28/2019)	11,569	$9.95	336,583	533,927
Month #3 (03/01/2019 – 03/31/2019)	400	$9.86	336,983	533,527
Month #4 (04/01/2019 – 04/30/2019)	0	0	336,983	533,527
Month #5 (05/01/2019 – 05/31/2019)	0	0	336,983	533,527
Month #6 (06/01/2019 – 06/30/2019	0	0	336,983	533,527
Month #7 (07/01/2019 – 07/31/2019	0	0	336,983	533,527
Month #8 (08/01/2019 – 08/31/2019	0	0	336,983	533,527
Month #9 (09/01/2019 – 09/31/2019	0	0	336,983	533,527
Month #10 (10/01/2019 – 10/31/2019	0	0	336,983	533,527
Month #11 (11/01/2019 – 11/30/2019)	0	0	336,983	533,527
Month #12 (12/01/2019 – 12/31/2019)	0	0	336,983	533,527
Total	14,026	$9.92	336,983	533,527

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Global Opportunity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 24, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 24, 2020

* Print the name and title of each signing officer under his or her signature.